The Conestoga Small Cap Fund

T i c k e r   S y m b o l :  C C A S X

P I O N E E R S   I N   S M A L L   C A P   I N V E S T I N G

Managed by Partners William C. Martindale and Robert M. Mitchell of Conestoga Capital Advisors located in Radnor, PA, the Conestoga Small Cap Fund provides investors with access to the firm’s expertise in small cap management. The Fund seeks to provide long-term growth of capital. To this end, the Fund strives to generate long-term investment returns favorable to its benchmarks with lower risk. For additional information, please go to www.conestogacapital.com or contact Mark S. Clewett, Director of Institutional Sales and Client Services, at 1-800-320-7790.

Performance as of 06/30/09:

	Conestoga Small Cap Fund	Russell 2000	Russell 2000 Growth
Trailing 3 Months	19.10%	20.69%	23.38%
Trailing 12 Months	-13.92%	-25.01%	-24.85%
Since Inception (10/01/2002) *	7.35%	6.27%	6.79%

Characteristics as of 06/30/09:

	Conestoga Fund	Russell 2000 Index
P/E (1 Yr. Forward)	21.8x	15.2x
Earnings Growth	17.9%	13.1%
PEG Ratio	1.2	1.2
ROE	18.2%	4.4%
Weighted Avg. Market Cap.	$ 992 mm	$ 753mm
Long-Term Debt/Capital	9%	39%
Dividend Yield	.90%	1.48%
Number of Holdings	45	N/A

Top Ten Equity Holdings as of 6-30-09

1.	NVE Corp	3.88%
2.	Quality Systems, Inc.	3.62%
3.	Landauer, Inc.	3.34%
4.	Ritchie Bros. Auction	3.30%
5.	Capella Education Co.	3.27%
6.	Rollins, Inc.	3.22%
7.	CoStar Group, Inc.	3.18%
8.	Blackboard, Inc.	3.14%
9.	Advent Software, Inc.	3.12%
10.	Tyler Technologies	3.12%

Expense Ratio:

Management Fee	1.20%
Other Expenses	0.15%
12b-1 Fee	0.00%
Fee Waiver/ Expense Reimbursement	-0.25%
Total Fees	1.10%

Disclosures: * Average-annualized returns. Top Ten Equity Holdings as a percent of the Fund assets. The Conestoga Small Cap Fund can be purchased fund direct or is available through most major mutual fund platforms. Please visit www.conestogacapital.com or contact Conestoga    Capital Advisors for additional instructions. Conestoga Small Cap Fund and Russell 2000 characteristics are generated by Factset analytical system. Performance is based upon closing NAV calculation on listed dates and represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the performance quoted. Performance data includes reinvestment of dividends. Investment returns and principal value of an investment in Conestoga Small Cap Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For the Fund’s daily NAV, list of additional holdings, total return as of the most recent month-end and a copy of the Fund’s prospectus, please visit www.conestogacapital.com or call 1-800-320-7790. The prospectus contains     information about the Fund’s investment objective, risks, changes, and expenses which an investor should consider before investing.

Conestoga Capital Advisors  •  259 N. Radnor-Chester Road  •  Radnor Court, Suite 120  •  Radnor, PA 19087
Phone: 484-654-1380  •   Fax: 610-225-0533  •  www.conestogacapital.com